UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 23, 2016

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54996	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA  90013

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code:  (323) 694-9800 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On February 23, 2016 the board of directors of Social Reality, Inc. appointed Mr. Rodney J. Dillman to the Board.  Biographical information for Mr. Dillman is as follows:

Rodney J. Dillman.  Mr. Dillman, 63, has been a member of our board of directors since February 2016.  Mr. Dillman brings significant experience in investment management, global business development, global political and economic risk management, international acquisitions, global operations and financial reporting to our company. Since 2012 he has served as Non-Executive Chairman of the Board of Directors of Babson Capital Global Short Duration High Yield Fund, Inc. (NYSE: BGH) a closed-end investment company advised by Babson Capital Management, LLC, a global asset manager with over $200 billion in assets under management. He was a member of its Audit Committee from 2012 to 2013.  In addition, since 2013 he has served as the Non-Executive Chairman of the Board of Directors of Babson Global Credit Income Opportunities Fund (Symbol: BXIAX) and Babson Global Floating Rate Fund (Symbol: BXFAX), and since 2015 as the Non-Executive Chairman of the Board of Directors of Babson Active Short Duration Bond Fund (Symbol: BXDAX), Babson Total Return Bond Fund (Symbol: BXTAX), Babson Global High Yield Fund, Babson U.S. High Yield Fund (Symbol: BXHAX), Babson Emerging Market Debt Blended Total Return Fund (Symbol: BXEAX) and Babson Emerging Marketing Local Currency Debt Fund.  Previously, from 2008 until 2011 Mr. Dillman was employed by MassMutual International LLC, an international life insurance, health, annuities and pension company, serving as President and a member of the Board of Directors and as Senior Vice President of its affiliate Massachusetts Mutual Life Insurance Company.  While a member of Board of Directors of MassMutual International LLC he also served on its Compensation Committee.  From 2008 until 2011 he was a member of the Board of Directors and the Investment Committee of MassMutual Life Insurance Co (Japan) and MassMutual Asia Limited (Hong Kong).  Mr. Dillman was employed by Babson Capital Management, LLC from 2000 until 2008, serving as its General Counsel from 2006 until 2008.  Prior to joining Babson Capital Management LLC, he was a Partner at Day Pitney LLP, a law firm.  He has served as a director to many insurance and private companies, including Compania de Seguros CorpVida S.A. (2008 to 2011), MassMutual Europe S.A. (2009 to 2010), Yingda Taihe Life Insurance Co.; Director (2008 to 2011), and MassMutual Mercuries Life Insurance Company (2008 to-2010).  Mr. Dillman is the author of The Lease Manual: A Practical Guide to Negotiating Office, Rental and Industrial Leases. He holds a Bachelor of Science in Education from Kent State University, a Masters of Arts in Economics from Kent State University Graduate School of Management and a Juris Doctorate in Law from Duke University School of Law.

Consistent with our newly adopted compensation policy for non-executive directors, upon his appointment to the Board Mr. Dillman was award a restricted stock grant under our 2014 Equity Compensation Plan of 7,143 shares of our Class A common stock valued at $10,000 as partial consideration for his services an independent director during 2016.  He will also receive a $10,000 annual retainer, payable quarterly, and a per meeting fee of $2,000.  There was no arrangement or understanding between Mr. Dillman and any other person pursuant to which he was appointed to our Board.

Item 7.01

Regulation FD Disclosure.

On February 25, 2016 Social Reality, Inc. issued a press release announcing the appointment of Rodney J. Dillman to its Board of Directors.  A copy of this press release is furnished as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Social Reality, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01

Other Events.

On February 23, 2016 our board of directors approved the adoption of our 2016 Equity Compensation Plan (the “2016 Plan”) and reserved 3,000,000 shares of our Class A common stock for grants under this plan.  The purpose of the 2016 Plan is attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees, directors and consultants and to promote the success of our company’s business. The 2016 Plan is administered by our board of directors. Plan options may either be:

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incentive stock options (ISOs),

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non-qualified options (NSOs),

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awards of our Class A common stock,

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stock appreciation rights (SARs),

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restricted stock units (RSUs),

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performance units,

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performance shares, and

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other stock-based awards.

Any option granted under the 2016 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding Class A common stock must not be less than 110% of fair market value on the date of the grant. The plan further provides that with respect to ISOs the aggregate fair market value of the Class A common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2016 Plan is determined by the Board at the time of grant, but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised is determined by the board of directors or the compensation committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the Class A common stock, no more than five years after the date of the grant. The terms of grants of any other type of award under the 2016 Plan is determined by the Board at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

The foregoing description of the material terms and conditions of the 2016 Plan is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is filed as Exhibit 10.42 to this report and incorporated herein by such reference.

Item 9.01

Financial Statements and Exhibits.

Exhibit No.	Description

10.42	Social Reality, Inc. 2016 Equity Compensation Plan
99.1	Press release dated February 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCIAL REALITY, INC.

Date: February 26, 2016	By:	/s/ Christopher Miglino
Christopher Miglino, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.42	Social Reality, Inc. 2016 Equity Compensation Plan
99.1	Press release dated February 25, 2016